UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015
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Phillips Edison Grocery Center REIT II, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-55438	61-1714451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 554-1110
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
On May 27, 2015, the board of directors of Phillips Edison Grocery Center REIT II, Inc. (the “Company”) made the determination to continue to offer shares under the primary portion of the Company’s ongoing initial public offering until the earlier of (1) September 15, 2015 (previously June 30, 2015) or (2) the sale of $1.6 billion in shares of the Company’s common stock (unchanged). Subscription agreements must be dated on or before the earlier of these two events and submitted promptly. The Company extended the closing date of this offering in an effort to accomplish its previously stated objective of raising $1.6 billion of proceeds that will be used to grow and diversify its portfolio of grocery-anchored shopping centers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT II, INC.

Date: May 28, 2015	By:	/s/ R. Mark Addy
R. Mark Addy
Co-President and Chief Operating Officer